                                                                     EXHIBIT 3.1
                      THE COMMONWEALTH OF MASSACHUSETTS

                               JOHN F. X. DAVOREN

                         Secretary of the Commonwealth
                                  STATE HOUSE
                                 BOSTON, MASS.

                           ARTICLES OF ORGANIZATION
                             (Under G.L. Ch. 156B)

         NAME

    (including given name in full)                   POST OFFICE ADDRESS

We, Anthony J. Medaglia, Jr.                         294 Washington Street
                                                     Boston, Mass.

    George C. Harrington                             as above

    Joanna Ciampa                                    as above


do hereby associate ourselves as incorporators with the intention of forming a corporation under the provisions of General Laws, Chapter 156B.

    1.   The name by which the corporation shall be known is:

                                  ALTRON, INC.

    2.   The purposes for which the corporation is formed are as follows:

                      See pages 2A and 2B attached hereto.













NOTE: If provisions for which the space provided under Articles 2, 4, 5 and 6 is not sufficient additions should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each Article where the provision is set out. Continuation sheets shall be on 8-1/2" x 11" paper and must have a left hand margin 1 inch wide for binding. Only one side should be used.

3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

                              WITHOUT PAR VALUE          WITH PAR VALUE
                              -----------------   -------------------------
                                                   NUMBER      PAR
         CLASS OF STOCK       NUMBER OF SHARES    OF SHARES   VALUE  AMOUNT
         --------------       ----------------    ---------   -----  ------
         Preferred                                                   $

         Common                                   40,000      $.50   $20,000

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:



                                      NONE




*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

                                      NONE










*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:


                      See pages 6A and 6B attached hereto.


*If there are no provisions state "None".

         The purposes for which the Corporation is formed are as follows:

         To manufacture, design, develop and sell printed circuit boards and other electrical and electronic components and equipment; to engage in the research, development, manufacture, purchase, sale, import, export, license, distribution, design or rental of any product, machine, apparatus, appliance, merchandise and property of every kind and description; to engage in research and development, purchase, sale, import, export, license, distribution, design, manufacture, or rental of any product, machine, apparatus, appliance, merchandise, any property of every kind and description, ideas, systems, procedures, and services of any nature, including, without limiting the generality of the foregoing, all types of electrical, mechanical, electromechanical and electronic products and systems; to discover, invent or acquire processes, improvements, inventions, designs, patents, patent rights and licenses, trademarks, trade names, copyrights and trade secrets applicable to any of the foregoing, and to hold, use, sell, license the use of and otherwise deal in or dispose of the same; to acquire, hold, use and dispose or avail of, buy and sell, handle on commissions, or otherwise deal in, personal property of whatever kind and wherever situated and rights and interests therein; to lend money, credit or security to, to guarantee or assume obligations of, and to aid in any other manner other concerns wherever and however organized, any operation of which or any interest in which is held by this Corporation or in the affairs or property of which this Corporation has a lawful interest, and to do all acts and things designed to protect, improve or enhance the value of any such obligation or interest; to prepare, process, import, export, buy, sell and generally deal in goods, wares and merchandise of all kinds; to purchase, improve, develop, lease, mortgage and sell real estate in such parts or parcels, improved or unimproved and on such terms as to the time and manner of payment as may be agreed upon; and to carry on any business permitted by the laws of the Commonwealth of Massachusetts to a corporation organized under Chapter 156B of the General Laws.


                                    - 2A/B -

    6. Other lawful provisions for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

         No Director or Officer shall be disqualified by his office from dealing or contracting as vendor, purchaser or otherwise, whether in his individual capacity or through any other corporation, trust, association or firm in which he is interested as stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association or firm in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any Director or officer so dealing or contracting be liable to account for any profit or benefit realized through any such dealing or contract to the corporation or to any stockholder or creditor thereof because of the fiduciary relationship established by reason of his holding such Directorship or office. Such Director or officer shall, however, disclose the nature of any such interest then existing, though not necessarily the details or extent thereof, to the Board of Directors before any action is taken by the Board authorizing such dealing or contract, or if any such interest shall later arise, within a reasonable time thereafter. A general notice that a Director or officer is a Director, stockholder, officer, trustee or partner of, or otherwise interested in, any specified corporation, trust, association or firm and is to be regarded as interested in all transactions therewith shall be a sufficient disclosure under this paragraph. No Director shall vote as a Director on any such dealing or contract, and if he does so vote his vote shall not be counted but shall not render such dealing or contract voidable, except that a Director may vote on any contract or agreement by the corporation to indemnify him, and except also that such prohibition against voting may at any time be suspended or relaxed by the stockholders at a meeting called for the purpose.

         No stockholder shall be disqualified from dealing or contracting as vendor, purchaser or otherwise, either in his individual capacity or through any other corporation, trust, association or firm in which he is interested as stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association or firm in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any stockholder so dealing or contracting be liable to account for any profit or benefit realized through any such contract or dealing to the corporation or to any stockholder or creditor thereof by reason of such stockholder holding stock in the corporation to any amount, nor shall any fiduciary relationship be deemed to be established by such stockholding.

         Meetings of the stockholders of the corporation may be held at any place within the United States.


                                    - 6A/B -

7. The first meeting of the incorporators was duly held on the Fourth day of March 1970 at which by-laws of the corporation were duly adopted and at which the initial directors, president, treasurer and clerk, whose names are set out below, were duly elected.

8. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

    a.   The post office address of the initial principal office of the
             -------------------        ------------------------
         corporation in Massachusetts is:

    27 Hathaway Road, Lexington, Massachusetts

    b. The name, residence, and post office address of each of the initial directors and following officers of the corporation elected at the first meeting are as follows:

           NAME                   RESIDENCE          POST OFFICE ADDRESS

President:  Samuel Altschuler     27 Hathaway Road   27 Hathaway Road
                                  Lexington, Mass.   Lexington, Mass.

Treasurer:  Samuel Altschuler     as above           as above

Clerk:  Anthony J. Medaglia, Jr.  189 Windsor Road   as above
                                  Waban, Mass.

Directors:  Samuel Altschuler     as above           as above

        Anthony J. Medaglia, Jr.  as above           as above

        Nancy J. Altschuler       27 Hathaway Road   as above
                                  Lexington, Mass.

    c.   The date initially adopted on which the corporation's fiscal year
             ----------------------
         ends is:

                                  December 31.

    d.   The date initially fixed in the by-laws for the annual meeting of
                  -----------------------------------------------------
         stockholders of the corporation is:

                             Last Thursday in April

    e. The name and business address of the resident agent, if any, of the corporation is:

                                    N O N E

    IN WITNESS WHEREOF, and under the penalties of perjury, we, the above-named INCORPORATORS, hereto sign our names, this Fourth day of March, 1970.

                                  /s/Anthony J. Medaglia, Jr.
                                  -----------------------------------
                                  /s/George C. Harrington
                                  -----------------------------------
                                  /s/Joanna Ciampa
                                  -----------------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                           ARTICLES OF ORGANIZATION
                     GENERAL LAWS, CHAPTER 156B, SECTION 12

                   ----------------------------------------

                     I hereby certify that, upon an
                   examination of the within-written
                   articles of organization, duly
                   submitted to me, it appears that the
                   provisions of the General Laws relative
                   to the organization of corporations
                   have been complied with, and I hereby
                   approve said articles; and the filing
                   fee in the amount of $75.00 having been
                   paid, said articles are deemed to have
                   been filed with me this 5th day of
                   March 1970.

                                  JOHN F.X. DAVOREN
                                  -----------------
                           Secretary of the Commonwealth


                        TO BE FILLED IN BY CORPORATION

             PHOTO COPY OF ARTICLES OF ORGANIZATION TO BE SENT TO:

                          Hutchins & Wheeler AJM, Jr.
                         -----------------------------

                          294 Washington Street
                         -----------------------------

                          Boston, Massachusetts 02108
                         -----------------------------
                                  482-4530

                        Filing Fee:  1/20 of 1% of the
                        total amount of the authorized
                        capital stock with par value,
                        and one cent a share for all
                        authorized shares without par
                        value, but not less than $75.
                        General Laws, Chapter 156B.
                        Shares of stock with a par
                        value of less than one dollar
                        shall be deemed to have par
                        value of one dollar per share.

                        Copy Mailed 3-10-70

                      THE COMMONWEALTH OF MASSACHUSETTS

                               JOHN F. X. DAVOREN

                         Secretary of the Commonwealth
                           STATE HOUSE, BOSTON, MASS.
                                     02133
                            ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                               ----------------

    We,            Samuel Altschuler                 , President and
                   Anthony J. Medaglia, Jr.          , Clerk of

                                  ALTRON, INC.
                             (Name of Corporation)

located at 33 Industrial Way, Wilmington, Massachusetts

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 16, 1974, by vote of

    28,200     shares of                out of       38,700 shares outstanding,
                        (class of stock)

               being at least a majority of each class outstanding and entitled to vote thereon./1/

CROSS OUT

INAPPLICABLE                                         [clause crossed out]

CLAUSE

RESOLVED:     That the Articles of Organization of the Corporation be and they
- --------      hereby are amended to change the name of the Corporation from
              ALTRON, INC. to ALTRON INCORPORATED and that the President and the Clerk be and they hereby are authorized to execute and file
              Articles of Amendment to the Articles of Organization with the Secretary of the Commonwealth of Massachusetts and that the foregoing amendment take effect when so filed.

/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

                       11th day of June, in the year 1974


/s/Samuel Altschuler,                                President
- ------------------------------

/s/Anthony J. Medaglia, Jr.,                         Clerk
- ------------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $50.00 having been paid, said
                   articles are deemed to have been filed
                   with me this 13th day of June, 1974.



                                  JOHN F.X. DAVOREN
                                  Secretary of the Commonwealth
                                  State House, Boston, Mass.


                        TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

                   TO:    Anthony J. Medaglia, Jr.

                          Hutchins & Wheeler
                         -------------------------------

                          One Boston Place
                         -------------------------------

                          Boston, Massachusetts 02108
                         ------------------------------

                          Copy Mailed JUN 19 1974

                      THE COMMONWEALTH OF MASSACHUSETTS

                              JOHN F. X. DAVOREN

                        Secretary of the Commonwealth

                          STATE HOUSE, BOSTON, MASS.
                                    02133

                           ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                                  ---------
    We,       Samuel Altschuler             ,President and
              Anthony J. Medaglia, Jr.           , Clerk of

                               ALTRON INCORPORATED
- --------------------------------------------------------------------------------
                            (Name of Corporation)
located at    33 Industrial Way, Wilmington, Massachusetts
           ---------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on
     May 16,        , 1974, by vote of
- --------------------
28,200     shares of                 out of 38,700 shares outstanding,
                     ---------------
                     (Class of Stock)

              being at least a majority of each class outstanding and entitled to vote thereon:/1/
CROSS OUT
INAPPLICABLE
CLAUSE
    RESOLVED: That the Articles of Organization of the Corporation be and -------- they hereby are amended to increase by ten thousand (10,000)
              shares the amount of common stock $.50 par value authorized to be issued by the Corporation so that the amount of common stock $.50 par value which the Corporation is authorized to issue will be fifty thousand ($50,000) shares; and that the President and the Clerk be and they hereby are authorized to execute and file Articles of Amendment to the Articles of Organization with the Secretary of the Commonwealth of Massachusetts and that the foregoing amendment take effect when so filed.


/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 11th day of June, in the year 1974.


/s/Samuel Altschuler                        President
- -------------------------------------------

/s/Anthony J. Medaglia, Jr.                 Clerk
- -------------------------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $50.00 having been paid, said
                   articles are deemed to have been filed
                   with me this 13th day of June, 1974.



                                  JOHN F.X. DAVOREN
                                  Secretary of the Commonwealth
                                  State House, Boston, Mass.


                        TO BE FILLED IN BY CORPORATION

                     PHOTO COPY OF AMENDMENT TO BE SENT TO:

                   To:    Anthony J. Medaglia, Jr.

                          Hutchins & Wheeler
                         -------------------------------

                          One Boston Place
                         -------------------------------

                          Boston, Massachusetts 02108
                         -------------------------------



                        Copy Mailed JUN 19 1974

                      THE COMMONWEALTH OF MASSACHUSETTS
                                  PAUL GUZZI
                        Secretary of the Commonwealth
                         STATE HOUSE, BOSTON, MASS.        FEDERAL I.D. NO.
                                   02133

                           ARTICLES OF AMENDMENT
                                                           04-2464301
                                                           ----------------

                    General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.
                                  ---------
    We,       Samuel Altschuler                            ,President and
              Anthony J. Medaglia, Jr.                     , Clerk of


                               ALTRON INCORPORATED
- --------------------------------------------------------------------------------
                            (Name of Corporation)

located at    One Jewel Drive, Wilmington, Massachusetts  01887
           ---------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 12, 1977, by vote of

  34,885   shares of    common       out of    41,850  shares outstanding,
- ----------           ---------------        -----------
                     (Class of Stock)

              being at least a majority of each class outstanding and entitled to vote thereon:/1/

CROSS OUT

INAPPLICABLE       [Clause crossed out]

CLAUSE

RESOLVED:   That the Articles of Organization of this Corporation be and they
- --------    hereby are amended as follows:

            1. The number of shares of common stock which the Corporation is authorized to issue shall be increased from 50,000 shares to 500,000 shares.

                           (SEE CONTINUATION PAGE)

/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

                              CONTINUATION PAGE


    2. The authorized shares of common stock with a par value of $.50 per share shall be changed to shares of common stock with a par value of $.05 per share.

    3. Each share of common stock with a par value of $.50 per share which the Corporation had authority to issue immediately prior to the taking effect of the Plan (whether issued or unissued) shall be changed into and become ten (10) shares of common stock with a par value of $.05 per share.

    4. Each certificate representing shares of common stock with a par value of $.50 which shall be issued and outstanding immediately prior to the taking effect of the Plan shall thereafter represent the same number of shares of common stock with a par value of $.05 per share; and the Corporation shall issue to or upon the order of each holder of record, as of the day the Plan takes effect, an additional certificate or certificates representing nine (9) shares of common stock with a par value of $.05 per share for each share of common stock with a par value of $.50 per share previously outstanding.

    5. The Board of Directors, President and Treasurer of this Corporation shall be authorized to issue such additional shares of common stock as may be necessary to effect this Plan of Recapitalization.

    6. Such amendments shall be made to the Articles of Organization of this Corporation as are necessary or appropriate to effectuate this Plan, and such amendments shall be adopted and filed with the Secretary of State of the Commonwealth of Massachusetts and take effect when so filed.

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twelfth day of May, in the year 1977


/s/Samuel Altschuler      ................. President
- ---------------------------

/s/Anthony J. Medaglia, Jr................. Clerk
- ---------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $225.00 having been paid,
                   said articles are deemed to have been
                   filed with me this 17th day of May,
                   1977.



                               PAUL GUZZI
                      Secretary of the Commonwealth

                                 Secretary of the Commonwealth
                                 State House, Boston, Mass.



                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

                   To:   Anthony J. Medaglia, Jr., Esquire

                          Hutchins & Wheeler
                         ----------------------------------

                          One Boston Place
                         ----------------------------------

                          Boston, Massachusetts 02108
                       -----------------------------------

                          Tel. No. 723-7020
                         ----------------------------------





                                  Copy Mailed   May 19, 1977

FORM CD-72-17,500-5-77-D405103

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY
                                                          FEDERAL IDENTIFICATION

                          Secretary of the Commonwealth
                     ONE ASHBURTON PLACE, BOSTON, MASS. 0210      No  04-2464301
                                                                  --------------


                             ARTICLES OF AMENDMENT
                      General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.



    We,            Samuel Altschuler             , President and
                   Anthony J. Medaglia, Jr.      , Clerk of

                              ALTRON INCORPORATED
                             (Name of Corporation)

located at One Jewel Drive, Wilmington, Massachusetts 01887 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 22, 1980, by vote of

    362,661  shares of     Common     out of  425,741     shares outstanding,
                      (class of stock)

              being at least a majority of each class outstanding and entitled to vote thereon:/1/

CROSS OUT

INAPPLICABLE       [clause crossed out]/2/

CLAUSE

RESOLVED:     That the Articles of Organization of this Corporation be and
- --------      they hereby are amended to increase by one hundred thousand
              (100,000) shares the amount of common stock, $.05 par value authorized to be issued by the Corporation so that the amount of common stock $.05 par value which the Corporation is authorized to issue will be six hundred thousand (600,000) shares; and that the President and Clerk be and they hereby are authorized and directed in the name and on behalf of this Corporation to execute and file Articles of Amendment to the Articles of Organization with the Secretary of the Commonwealth of Massachusetts with the appropriate fee paid and that the foregoing amendment take effect when so filed.

/1/ For amendments adopted pursuant to Chapter 156B, Section 70.
/2/ For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING

                                                    0     shares preferred (with par value)
                                                 -------
The total amount of capital stock already        500,000  shares common (with par value)
authorized is                                    -------
                                                    0     shares preferred (without par value)
                                                 -------
                                                    0     shares common (without par value)
                                                 -------

                                                    0     shares preferred (with par value)
                                                 -------
The amount of additional capital stock           100,000  shares common (with par value)
authorized is                                    -------
                                                    0     shares preferred (without par value)
                                                 -------
                                                    0     shares common (without par value)
                                                 -------

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

                       22nd day of May, in the year 1980


              /s/Samuel Altschuler                   President
             -------------------------------

              /s/Anthony J. Medaglia, Jr.            Clerk
             -------------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $50.00 having been paid, said
                   articles are deemed to have been filed
                   with me this 12th day of June, 1980.



                                  MICHAEL JOSEPH CONNOLLY

                                  Secretary of the Commonwealth

                                  State House, Boston, Mass.

                        TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

                         TO:    Anthony J. Medaglia, Jr., Esquire

                          Hutchins & Wheeler
                         ----------------------------------------

                          One Boston Place
                         ----------------------------------------

                          Boston, Massachusetts 02108
                         ----------------------------------------

                          Telephone:  725-1500
                         ----------------------------------------

                        Copy Mailed

FORM CD-72-30M-10-79-152328


                       THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY      FEDERAL IDENTIFICATION

                                                                  No  04-2464301
                                                                  --------------
                              Secretary of State

                     ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                             ARTICLES OF AMENDMENT

                      General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.



    We,            Samuel Altschuler             , President and
                   Anthony J. Medaglia, Jr.      , Clerk of

                              ALTRON INCORPORATED
                             (Name of Corporation)

located at One Jewel Drive, Wilmington, Massachusetts 01887

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 21, 1981, by vote of

    -359,930-  shares of     Common     out of  -432,700-   shares outstanding,
                        (class of stock)

  being at least a majority of each outstanding and entitled to vote thereon./1/

CROSS OUT

INAPPLICABLE       [clause crossed out]/2/

CLAUSE

RESOLVED:     That the Articles of Organization of this Corporation be amended
- --------      by striking in its entirety Paragraph 6 of said Articles of
              Organization and substituting therefor a new Paragraph 6 in the form presented to the meeting and made a part of these minutes.

         /1/For amendments adopted pursuant to Chapter 156B, Section 70.
         /2/For amendments adopted pursuant to Chapter 156B, Section 71.
    NOTE: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

6. Other lawful provisions for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution or for limiting, defining or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

    No Director or officer shall be disqualified by his office from dealing or contracting as vendor, purchaser or otherwise, whether in his individual capacity or through any other corporation, trust, association, firm or joint venture in which he is interested as a stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association, firm or joint venture in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any Director or officer so dealing or contracting be liable to account for any profit or benefit realized through any such dealing or contract to the corporation or to any stockholder or creditor thereof solely because of the fiduciary relationship established by reason of his holding such Directorship or office. Any such interest of a Director shall not disqualify him from being counted in determining the existence of a quorum at any meeting nor shall any such interest disqualify him from voting or consenting as a Director or having his vote or consent counted in connection with any such dealing or contract.

    No stockholder shall be disqualified from dealing or contracting as vendor, purchaser or otherwise, either in his individual capacity or through any other corporation, trust, association, firm or joint venture in which he is interested as a stockholder, director, trustee, partner or otherwise, with the corporation or any corporation, trust, association, firm or joint venture in which the corporation shall be a stockholder or otherwise interested or which shall hold stock or be otherwise interested in the corporation, nor shall any such dealing or contract be avoided, nor shall any stockholder so dealing or contracting be liable to account for any profit or benefit realized through any such contract or dealing to the corporation or to any stockholder or creditor thereof by reason of such stockholder holding stock in the corporation to any amount, nor shall any fiduciary relationship be deemed to be established by such stockholding.

    Meetings of the stockholders of the corporation may be held at any place within the United States.

    The corporation may be a partner in any business enterprise it would have power to conduct by itself.

    The Directors may make, amend or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law or the By-Laws requires action by the stockholders.

                                                           1/81

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

               22nd day of May, in the year 1981


              /s/Samuel Altschuler           President
              ---------------------------

              /s/Anthony J. Medaglia, Jr.    Clerk
              ---------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $50.00 having been paid, said
                   articles are deemed to have been filed
                   with me this 15th day of June, 1981.



                                  MICHAEL JOSEPH CONNOLLY
                                  Secretary of State

                        TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

                   To:    Anthony J. Medaglia, Jr., Esquire

                          Hutchins & Wheeler
                         ----------------------------------------

                          One Boston Place
                         ----------------------------------------

                          Boston, Massachusetts 02108
                         ----------------------------------------

                          Telephone:  725-1500
                         ----------------------------------------

                          Copy Mailed

FORM CD-72-30M-10-79-152328

                       THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY     FEDERAL IDENTIFICATION

                                                                 No  04-2464301
                                                                 --------------

                              Secretary of State

                     ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                             ARTICLES OF AMENDMENT

                      General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.


    We,            Samuel Altschuler                           , President and
                   Anthony J. Medaglia, Jr.                    , Clerk of

                              ALTRON INCORPORATED
                             (Name of Corporation)

located at One Jewel Drive, Wilmington, Massachusetts 01887 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 20, 1982, by vote of

      375,060  shares of     Common     out of    435,400   shares outstanding,
                        (class of stock)
being at least a majority of each class outstanding and entitled to vote thereon./1/

CROSS OUT

INAPPLICABLE                                     [clause crossed out]/2/

CLAUSE

         PLEASE SEE ATTACHED CONTINUATION SHEETS A & B FOR THE APPROPRIATE RESOLUTIONS PERTAINING TO THE INCREASE OF THE $.05 PAR VALUE COMMON STOCK OF THE CORPORATION AND A RESOLUTION TO AMEND ARTICLE 6 OF THE ARTICLES OF ORGANIZATION OF THIS CORPORATION BY ADDING THE LANGUAGE AS SET FORTH IN THE ATTACHED RESOLUTION.

         /1/For amendments adopted pursuant to Chapter 156B, Section 70.
         /2/For amendments adopted pursuant to Chapter 156B, Section 71.
    NOTE: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                    0     shares preferred (with par value)
                                                  -------
The total amount of capital stock already         600,000 shares common (with par value)
authorized is                                     -------
                                                    0     shares preferred (without par value)
                                                  -------
                                                    0     shares common (without par value)


                                                    0     shares preferred (with par value)
                                                ---------
The amount of additional capital stock          1,400,000 shares common (with par value)
authorized is                                   ---------
                                                    0     shares preferred (without par value)
                                                ---------
                                                    0     shares common (without par value)
                                                ---------

                      CONTINUATION SHEET A
                      --------------------

    RESOLVED: To amend the Articles of Organization of this Corporation by adding at Article 6 thereof the following:

              Any amendment of the Articles of Organization of this Corporation, other than amendments which would have been governed by Section 70 of Chapter 156B of the General Laws, as the same exists on the date of adoption of this amendment of the Articles, shall require the affirmative vote of two-thirds of the shares of each class of stock of this Corporation outstanding and entitled to vote thereon.

              Any sale, lease or exchange of all or
              substantially all of the property and assets, including good will, of this Corporation shall require the affirmative vote of two-thirds of the shares of each class of stock of this Corporation outstanding and entitled to vote thereon; provided, however, that the mortgage or pledge of, or granting a security interest in, all or substantially all of the property and assets, of the Corporation, including good will, shall not require the authorization or consent of stockholders.

              Any agreement of merger or consolidation to which this Corporation is a party which would have been governed by Section 78 or 79 of said
              Chapter 156B, as they exist on the date of the adoption of this amendment, shall require the affirmative vote of two-thirds of the shares of each class of stock of this Corporation outstanding and entitled to vote thereon; provided, however, that no stockholder approval by this Corporation shall be required of any agreement of merger under which this Corporation is the surviving corporation if the conditions set forth in Section 78(c)(2) of said Chapter 156B, as it exists on the date of adoption of this amendment, are satisfied.

              And that the President and Clerk of this Corporation be and they hereby are authorized and directed to execute and file Articles of Amendment to the Articles of Organization of this Corporation and that the proper fee be paid to the Secretary of the Commonwealth. The foregoing Sections 70, 78 and 79 of said Chapter 156B, as they exist on the date of adoption of this amendment, are attached as Exhibits A, B and C, respectively.

                                                     EXHIBIT A
(S)70.     Amendments Requiring Majority Vote.

         A corporation may authorize, at a meeting duly called for the purpose, an amendment of its articles of organization, by vote of a majority of each class of stock outstanding and entitled to vote thereon effecting any one or more of the following:

         (a) an increase or a reduction of its capital stock of any class then authorized;

         (b) a change of the par value of its authorized shares with par value or any class thereof;

         (c) a change of its authorized shares with par value or any class thereof into any number of shares without par value, or the exchange thereof pro rata for any number of shares without par value;

         (d) a change of its authorized shares without par value or any class thereof into a greater or lesser number of shares without par value, or the exchange thereof pro rata for a greater or lesser number of shares without par value;

         (e) a change of its authorized shares, with par value or any class thereof into a greater or lesser number of shares with par value, or the exchange thereof pro rata for a greater or lesser number of shares with par value;

         (f) a change of its authorized shares without par value or any class thereof into any number of shares with par value, or the exchange thereof pro rata for any number of shares with par value;

         (g)  a change of its corporate name.

         Any reference in this section to any change with respect to authorized shares shall be deemed to refer to and include both the unissued and the outstanding shares; provided, however, that any change which impairs or diminishes the preferences, voting powers, restrictions (including restrictions on transfer) qualifications, special or relative rights or privileges of any outstanding shares may be authorized only in accordance with the provisions of section seventy-one. The aggregate par value of shares becoming outstanding by virtue of any change or exchange effected pursuant to the provisions of this section or of section seventy-one shall not exceed the amount of capital shown on the balance sheet of the corporation with respect to the outstanding shares so changed or exchanged, plus the amount of any surplus which shall be appropriated to capital in connection with such change or exchange (1964, 723, (S)1.)

                      CONTINUATION SHEET B
                      --------------------

    RESOLVED: To amend the Articles of Organization of this -------- Corporation by increasing the number of authorized shares of $.05 par value common stock from 600,000 shares to 2,000,000 shares of $.05 par value common stock and to adopt the Plan of Recapitalization as set forth on Exhibit C to the Notice of Meeting and made a part hereof; and that the President and Clerk of this Corporation be and they hereby are authorized and directed in the name and on behalf of this Corporation to execute and file Articles of Amendment to the Articles of Organization of this Corporation and that the proper fee be paid to the Secretary of the Commonwealth.

                                                     EXHIBIT B

(S)78.     Consolidation or Merger.

         (a) Any two or more corporations may consolidate to form a new corporation, or may merge into a single corporation, which may be any one of the constituent corporations, in the manner specified in this section.

         (b) Such corporations as desire to consolidate or merge shall enter into an agreement of consolidation or merger signed by the president or a vice president and the treasurer or an assistant treasurer and under the corporate seals of the respective corporations, which shall set forth:

         (1) The names of the corporations proposing to consolidate or merge and the name of the resulting or surviving corporation;

         (2) The purposes of the resulting or surviving corporation;

         (3) The total number of shares and the par value, if any, of each class of stock which the resulting or surviving corporation is authorized to issue;

         (4) If more that one class of stock is to be authorized at the effective date of the agreement, a description of each class, with the preferences, voting powers, qualifications, special or relative rights or privileges as to each class and any series thereof then established;

         (5) The terms and conditions of the consolidation or merger;

         (6) The manner of converting the shares of each of the constituent corporations into shares or securities of the resulting or surviving corporation, or the cash or other consideration to be paid or delivered in exchange for shares of each constituent corporation; provided, however, that the aggregate par value of the shares with a par value of the resulting or surviving corporation plus the aggregate principal amount of any securities representing indebtedness of the surviving or resulting corporation substituted upon conversion for previously issued and outstanding shares of the constituent corporations shall not exceed the aggregate value of the assets less the aggregate amount of the liabilities of the constituent corporations; and

         (7) The manner of fixing the effective date of the consolidation or merger, which may be the date of filing the articles of consolidation or articles of merger with the state secretary pursuant to subsection (d), or any specified date not more than thirty days after such filing.

                             - B1 -

         The agreement of consolidation or merger may contain such other provisions as are permitted by section thirteen of this chapter to be included in the articles of organization of a corporation, together with any provisions deemed necessary or desirable in connection with the consolidation or merger, including without limitation a provision permitting the abandonment thereof, which are not inconsistent with the provisions of this chapter.

         (c)(1) Except as provided in paragraph (2) of this subsection:

         (i) The agreement of consolidation or merger shall be submitted to the stockholders of each constituent corporation at a meeting thereof called for the purpose of considering and acting upon the same.

         (ii) Notice of the time, place and purposes of such meeting shall be given to each stockholder of record, whether or not entitled to vote thereat, of each such corporation in the manner provided in section thirty-six but at least thirty days prior to the date of such meeting.

         (iii) Subject to the provisions of section eight, the vote of two-thirds of the shares of each class of stock of each constituent corporation outstanding and entitled to vote on the question, or, if the articles of organization so provide, the vote of a lesser proportion but not less than a majority of each class of stock of each constituent corporation outstanding and entitled to vote on the question, shall be necessary for the approval of such agreement. For this purpose, if any such agreement would adversely affect the rights of any class of stock of either constituent corporation, the vote in the proportion provided for in this section of the shares of such class then outstanding, voting separately, shall also be necessary to authorize such agreement. Any series of a class which is adversely affected in a manner different from other series of the same class shall, together with any other series of the same class adversely affected in the same manner, be treated as a separate class.

         (2) Unless required by its articles of organization, the agreement of merger need not be submitted to the stockholders of a constituent corporation surviving the merger but may be approved by vote of its directors if:

         (i) The agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization of such corporation;

                             - B2 -

         (ii) The authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed fifteen per centum of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger; and

         (iii) The issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with section twenty-one.

         (d) Unless such agreement to consolidate or merge is abandoned pursuant to provisions contained therein: (1) an original or attested copy thereof shall be kept in the commonwealth by the resulting or surviving corporation in one of the offices specified in section thirty-two for inspection by any of its stockholders or by any person who was a stockholder of any constituent corporation; (2) the resulting or surviving corporation shall furnish a copy of the agreement of consolidation or merger to any such stockholder or person upon written request and without charge; (3) articles of consolidation or merger shall be submitted to the state secretary which shall set forth the due adoption of an agreement of consolidation or merger in accordance with subsections (b) and (c) and shall state: (i) the names of the constituent corporations and the name of the resulting or surviving corporation; (ii) the effective date of the consolidation or merger determined pursuant to the agreement of consolidation or merger; (iii) any amendment to the articles of organization of the surviving corporation to be effected pursuant to the agreement of merger; or the following information in respect of the resulting corporation:

         (a)   the purposes of the resulting corporation;

         (b) the total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue;

         (c) if more than one class of stock is to be authorized, a description of each class, with the preferences, voting powers, qualifications, special or relative rights or privileges as to each class and any series thereof then established; and

         (d) such other provisions as are permitted by section thirteen to be included in the articles of organization of a corporation and are contained in the agreement of consolidation; and (iv) that the resulting or surviving

                             - B3 -
corporation will furnish a copy of the agreement of consolidation or merger to any of its stockholders or to any person who was a stockholder of any constituent corporation upon written request and without charge. Such articles of consolidation or merger shall be signed by the president or a vice president and the clerk or an assistant clerk of each constituent corporation, who shall state under the penalties of perjury that the agreement of consolidation or merger has been duly executed on behalf of such corporation and has been approved in the manner required by this section by the stockholders of such corporation or, if permitted under subsection (c), by the directors of such corporation. (Amended by 1980, 365, (S)1, approved July 3, 1980, effective 90 days thereafter.)

         The form on which articles of consolidation or merger are filed shall also contain the following information which shall not for any purpose be treated as a permanent part of the articles of organization of the resulting or surviving corporation:

         (1) The post-office address of the initial principal office of the resulting or surviving corporation in the commonwealth;

         (2) the name, residence and post-office address of each of the initial directors and president, treasurer and clerk of the resulting or surviving corporation;

         (3) the fiscal year of the resulting or surviving corporation initially adopted;

         (4) the date initially fixed in the by-laws for the annual meeting of stockholders of the resulting or surviving corporation.

         The consolidation or merger shall become effective when the articles of consolidation or merger are filed in accordance with section six, unless said articles specify a later effective date not more than thirty days after such filing, in which event the consolidation or merger shall become effective on such later date.

         (e) The resulting or surviving corporation shall file a copy of the articles of consolidation or merger certified by the state secretary in the registry of deeds in each district within the commonwealth in which real property of any constituent corporation is situated, or in lieu of such certified copy a certificate issued pursuant to section eighty-four, except that no filing need be made with respect to real property of a constituent corporation which is the surviving corporation of a merger. (Amended by 1980, 245, (S)1, approved June 6, 1980, effective 90 days thereafter.)



                             - B4 -

                           EXHIBIT C
                           ---------

                      ALTRON INCORPORATED
                      -------------------

                    PLAN OF RECAPITALIZATION
                    ------------------------

    1. The number of shares of common stock which the Corporation is authorized to issue shall be increased from 600,000 shares of $.05 par value common stock to 2,000,000 shares of $.05 par value common stock.

    2. Upon the effective date of such increase in the authorized common stock, the Corporation shall issue a stock dividend, distributing to each holder of record, as of the day the Plan takes effect, an additional certificate or certificates representing two (2) shares of common stock with a par value of $.05 per share for each share of stock then owned by such holder, hereby effecting a three for one stock split.

    3. Such amendments shall be made to the Articles of Organization of this Corporation as are necessary or appropriate to effectuate this Plan, and such amendments shall be adopted and filed with the Secretary of the Commonwealth of Massachusetts and take effect when so filed.

    4. The Board of Directors, President and Treasurer of this Corporation shall be authorized to take such action as may be necessary or appropriate to effect this Plan of Recapitalization.

                                                     EXHIBIT C

(S)79.     Consolidation or Merger with Foreign Corporation.

         (a) Any one or more corporations may consolidate or merge with one or more other corporations organized under the laws of any other state or states of the United States, if the laws of such other state or states permit. The constituent corporations may consolidate to form a new corporation, which may be a corporation of the state under the laws of which any one of the constituent corporations is organized, or they may merge into a single corporation, which may be any one of the constituent corporations.

         (b) Such corporations as desire to consolidate or merge shall enter in an agreement of consolidation or merger which shall specify the state under the laws of which the resulting or surviving corporation is organized. If the resulting or surviving corporation is to be a Massachusetts corporation such agreement of consolidation or merger shall comply with the provisions of section seventy-eight, and if the resulting or surviving corporation is to be governed by the laws of another state the agreement of consolidation or merger shall comply with the applicable provisions of the laws of such other state. If the resulting or surviving corporation is to be governed by the laws of another state, the resulting or surviving corporation shall agree that it may be sued in this commonwealth for any prior obligation of any constituent domestic corporation, any prior obligation of any constituent foreign corporation qualified under chapter one hundred and eighty-one, and any obligation thereafter incurred by the resulting or surviving corporation, including the obligation created by section eighty-five, so long as any liability remains outstanding against the corporation in this commonwealth, and it shall irrevocably appoint the state secretary as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in chapter one hundred and eighty-one.

         (c) The agreement of consolidation or merger shall be adopted by each of the constituent corporations in accordance with the laws of the state under which it is organized, and in the case of a Massachusetts corporation in the manner provided in section seventy-eight. Unless such agreement is abandoned pursuant to provisions contained therein: (1) an original or attested copy thereof shall be kept in the commonwealth by the resulting or surviving corporation in one of the offices specified in section thirty-two if the resulting or surviving corporation is to be a Massachusetts corporation, or if said

                             - C1 -
corporation is to be governed by the laws of another state, wherever the records of meetings of its stockholders are required or permitted by such laws to be kept, and shall be made available at said location for inspection by any stockholder of the resulting or surviving corporation or any person who was a stockholder of any constituent corporation;
(2) the resulting or surviving corporation shall furnish a copy of the agreement of consolidation or merger to any such stockholder or person upon written request and without charge;
(3) articles of consolidation or merger shall be submitted to the state secretary, which shall set forth the information required by clauses (i) to (iv), inclusive, of paragraph 3 of subsection (d) of section seventy-eight, and shall be signed by the president or a vice president and the clerk or an assistant clerk of each constituent corporation, or, in the case of a corporation organized under the laws of another state, by officers having corresponding powers and duties, who shall make affidavit or state under the penalties of perjury (i) in the case of each constituent corporation not organized under the laws of Massachusetts, that the agreement has been duly adopted under the laws of the state under which such constituent corporation is organized, and (ii) in the case of each constituent corporation organized under the laws of Massachusetts, that the agreement has been duly executed by the officers and has been approved in the manner required by section seventy-eight by the stockholders of such corporation or, if permitted under subsection (c) of section seventy-eight, by the directors of such corporation. If the resulting or surviving corporation is to be governed by the laws of Massachusetts, the form on which articles of consolidation or merger are filed shall contain the further information required by subsection (d) of section seventy-eight in the case of articles of consolidation or merger filed thereunder, which as set forth in said subsection (d) shall not for any purpose be treated as a permanent part of the articles of organization of the resulting or surviving corporation. The consolidation or merger shall become effective when the articles of consolidation or merger are filed in accordance with section six, unless said articles specify a later effective date not more than thirty days after such filing, in which event the consolidation or merger shall become effective on such later date. (Amended by 1980, 365 (S)2, approved July 3, 1980, effective 90 days thereafter.)

         (d) The resulting or surviving corporation shall file a copy of the articles of consolidation or merger certified by the state secretary in the registry of deeds in each district within the commonwealth in which real property of any constituent corporation is situated, or in lieu of such certified copy a certificate issued pursuant to section eighty-four, except that no filing need be made with respect to real property of a constituent corporation which is the surviving corporation of a merger. (Amended by 1980, 245, (S)2, approved June 6, 1980, effective 90 days thereafter.)

                             - C2 -

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

    IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we
have hereto signed our names this    20th    day of    May    ,
                                  ----------        ---------
in the year 1982.

              /s/Samuel Altschuler           President
              ------------------------------

              /s/Anthony J. Medaglia, Jr.    Clerk
              ------------------------------

              THE COMMONWEALTH OF MASSACHUSETTS


                    ARTICLES OF AMENDMENT

            (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $775.00 having been paid,
                   said articles are deemed to have been
                   filed with me this 16th day of June,
                   1982.



                                  MICHAEL JOSEPH CONNOLLY
                                  Secretary of State

                        TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

                   To:   Marjorie Lo Grasso
                         Corporate Assistant
                          Hutchins & Wheeler
                         ----------------------------------------

                          One Boston Place
                         ----------------------------------------

                          Boston, Massachusetts 02108
                         ----------------------------------------

                          Telephone:  725-1516
                         ----------------------------------------

                        Copy Mailed

FORM CD-72-30M-10-79-152328


                       THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY     FEDERAL IDENTIFICATION

                                                                 No  04-2464301
                                                                 --------------
                              Secretary of State

                     ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                             ARTICLES OF AMENDMENT

                      General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.



    We,            Samuel Altschuler             , President and
                   Anthony J. Medaglia, Jr.      , Clerk of

                              ALTRON INCORPORATED
                             (Name of Corporation)

located at One Jewel Drive, Wilmington, Massachusetts 01882 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on February 14, 1984, by vote of

    1,079,550  shares of     Common     out of  1,317,150   shares outstanding,
                        (class of stock)

CROSS OUT     being at least [clause crossed out]/1/ two-thirds of each class

INAPPLICABLE  outstanding and entitled to vote thereon and of each class or

CLAUSE        series of stock whose rights are adversely affected thereby./2/


              SEE ATTACHMENT SHEET


         /1/For amendments adopted pursuant to Chapter 156B, Section 70. /2/For amendments adopted pursuant to Chapter 156B, Section 71.

    NOTE: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                    0     shares preferred (with par value)
                                                ---------
                                                2,000,000 shares common (with par value $.05)
                                                ---------
The total amount of capital stock already           0     shares preferred (without par value)
authorized is                                   ---------
                                                    0     shares common (without par value)
                                                ---------


                                                1,000,000 shares preferred (with par value $1.00)
                                                ---------
                                                8,000,000 shares common (with par value $.05)
                                                ---------
The amount of additional capital stock              0     shares preferred (without par value)
authorized is                                   ---------
                                                    0     shares common (without par value)
                                                ---------

                                          Altron Incorporated
                                          Articles of Amendment
                                          Attachment Sheet



    RESOLVED:                 That the Articles of Organization
    --------                  of the Corporation be amended by
                              increasing the number of shares
                              of $.05 par value common stock
                              authorized from 2,000,000 to
                              10,000,000 shares.

    RESOLVED:                 That the Articles of Organization
    --------                  of the Corporation be further
                              amended by creating a new class
                              of 1,000,000 shares of preferred
                              stock, par value $1.00 per share,
                              to be issued in one or more
                              series, so that the preferences,
                              voting powers, qualifications,
                              rights and privileges of the
                              Corporation's common and
                              preferred stock shall be as set
                              forth in Exhibit A submitted to
                              the stockholders.

    RESOLVED:                 That the appropriate officers of
    --------                  the Corporation be and they
                              hereby are authorized and
                              empowered, acting in the name and
                              on behalf of the Corporation, to
                              execute and file such documents,
                              including Exhibit A submitted to
                              the stockholders, as they may in
                              their sole discretion deem
                              necessary or desirable in order
                              to effect the foregoing
                              amendments.

                           EXHIBIT A
                           ---------

                      ALTRON INCORPORATED
                      -------------------

                  DESCRIPTION OF CAPITAL STOCK
                  ----------------------------

         A.   Authorized Shares.  The aggregate number of
              -----------------
shares which this Corporation shall have authority to issue is 11,000,000 shares consisting of 10,000,000 shares of common stock having a par value of $0.05 per share (the "Common Stock") and 1,000,000 shares of preferred stock having a par value of $1.00 per share (the "Preferred Stock").

         B.   Preferred Stock.  Shares of Preferred Stock may
              ---------------
be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights or privileges of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and, subject to the provisions of subparagraph 1 of Paragraph D hereof, there is hereby expressly vested in the Board of Directors of the Corporation the authority to issue one of more series of Preferred Stock and to fix in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors of the Corporation the voting powers, if any, and the designations, preferences and relative, participating, optional or other special rights or privileges, and the qualifications, limitations or restrictions of such series, including, but without limiting the generality of the foregoing, the following:

         (1) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series. The designation of a series of preferred stock need not include the words "preferred" or "preference" and may be designated "special" or other distinctive term. Unless otherwise provided in the resolution issuing such series, the number of shares of any series of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the Board of Directors in the manner prescribed by law;

         (2) The rate and times at which, and the terms and conditions upon which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative and, if cumulative, the date from which such dividends shall be cumulative;

         (3) Whether the series shall be convertible into, or exchangeable for, at the option of the holders of Preferred Stock of such series or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, and the terms and conditions of such conversion or exchange, including provisions for the adjustment of any such conversion rate in such events as the Board of Directors shall determine;

         (4) Whether or not Preferred Stock of such series shall be subject to redemption at the option of the Corporation or the holders of such series or upon the happening of a specified event, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, Preferred Stock of such series may be redeemed;

         (5) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets; dissolution or winding-up, of the Corporation;

         (6) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

         (7) Subject to subparagraph 5 of Paragraph D hereof, whether such series of Preferred Stock shall have full, limited or no voting powers including, without limiting the generality of the foregoing, whether such series shall have the right, voting as a series by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

         C.   Common Stock.
              ------------

         (1) After the Corporation has complied with the requirements, if any, fixed in accordance with the provisions of Paragraph B hereof with respect to (a) dividends on series of Preferred Stock (in accordance with the relative preferences among such series) and
         (b) the setting aside of sums as sinking funds or redemption or purchase accounts for series of Preferred Stock (in accordance with the relative preferences among such series), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph B hereof, then, and not otherwise, the holders of Common Stock shall be entitled to receive such dividends (either in cash, stock or otherwise) as may be declared from time to time by the Board of Directors out of assets of the Corporation legally available therefor and the holders of the Preferred Stock shall not be entitled to participate in any such dividends.

         (2) After distribution in full of the preferential amount, if any, to be distributed to the holders of series of Preferred Stock (in accordance with the relative preferences among such series) in the event of voluntary or involuntary liquidation, distribution, dissolution or winding-up, of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of Common Stock held by them respectively.

         (3) Except as may otherwise be required by law, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the shareholders.

         D.   Other Provisions.
              ----------------

         (1) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations (including such holders or others) and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

         (2) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph B hereof. The consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph B hereof, the conditions, if any, under which the consent of the holders of a majority (or such greater proportion as shall be fixed therein) of the outstanding shares of such series shall be required for the issuance of any or all other series of Preferred Stock.

            (3) Subject to the provisions of subparagraph 2 of this Paragraph D, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

         (4) Shares of authorized Common Stock may be issued from time to time as the Board of Directors of the

         Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

         (5) The number of authorized shares of Common Stock and of Preferred Stock, may without a class or series vote, be increased or decreased from time to time (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this
             17th day of February, in the year 1984


              /s/Samuel Altschuler           President
              ----------------------------

              /s/Anthony J. Medaglia, Jr.    Clerk
             -----------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $4,500.00 having been paid,
                   said articles are deemed to have been
                   filed with me this 21st day of
                   February, 1984.



                                  MICHAEL JOSEPH CONNOLLY
                                  Secretary of State

                        TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

                         TO:    James Westra

                          Hutchins & Wheeler
                         ----------------------------------------

                          One Boston Place
                         ----------------------------------------

                          Boston, Massachusetts 02108
                         ----------------------------------------

                          Telephone:  725-1500
                         ----------------------------------------

                          Copy Mailed

FORM CD-72-30M-4/86-808881


                       THE COMMONWEALTH OF MASSACHUSETTS
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

               MICHAEL JOSEPH CONNOLLY, Secretary         FEDERAL IDENTIFICATION

               ONE ASHBURTON PLACE, BOSTON, MASS. 02108           No  04-2464301
                                                                  --------------

                               ARTICLES OF AMENDMENT
                        General Laws, Chapter 156B, Section 72

    This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.



    We,            Samuel Altschuler             , President and
                   Anthony J. Medaglia, Jr.      , Clerk of

                              ALTRON INCORPORATED
                             (Name of Corporation)

located at One Jewel Drive, Wilmington, Massachusetts 01887 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on May 20, 1987, by vote of

    2,417,981  shares of     Common     out of  3,301,488   shares outstanding,
                       (class of stock)

               [clause crossed out]:/1/

CROSS OUT     two-thirds of each class outstanding and entitled to vote

INAPPLICABLE  thereon and of each class or series of stock whose rights are

CLAUSE        adversely affected thereby./2/

SEE CONTINUATION SHEET ATTACHED HERETO.


/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8-1/2" x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:


The total presently authorized is:

                                NO PAR VALUE       WITH PAR VALUE     PAR
         KIND OF STOCK        NUMBER OF SHARES    NUMBER OF SHARES   VALUE
         -------------        ----------------    -----------------  -----
         COMMON

         PREFERRED


CHANGE the total to:

                                NO PAR VALUE       WITH PAR VALUE     PAR
         KIND OF STOCK        NUMBER OF SHARES    NUMBER OF SHARES   VALUE
         -------------        ----------------    ----------------   -----
         COMMON

         PREFERRED

                             ARTICLES OF AMENDMENT

                              ALTRON INCORPORATED

                        (FEDERAL I.D. NO.:  04-2464301)


RESOLVED:     That Article 6 of the Articles of Organization of the
- --------      Corporation be and it hereby is amended by adding the following provision:

              "No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any statutory provision or other law imposing such liability, except for liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section sixty-one or sixty-two of Chapter 156B of the Massachusetts General Laws, or (iv) for any transaction from which the director derived an improper personal benefit."

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

                       20th day of May, in the year 1987


              /s/Samuel Altschuler                   President
              -----------------------------------

              /s/Anthony J. Medaglia, Jr.            Clerk
              -----------------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

                     I hereby approve the within articles
                   of amendment and, the filing fee in the
                   amount of $75.00 having been paid, said
                   articles are deemed to have been filed
                   with me this 21st day of May, 1987.



                                  MICHAEL JOSEPH CONNOLLY
                                  Secretary of State

                        TO BE FILLED IN BY CORPORATION

                       PHOTO COPY OF AMENDMENT TO BE SENT

                   To:    Marjorie Westwood

                          Hutchins & Wheeler
                          ----------------------------------------

                          One Boston Place
                          ----------------------------------------

                          Boston, Massachusetts 02108
                          ----------------------------------------

                          Telephone:  725-1516
                          ----------------------------------------

                          Copy Mailed

9766W

                       THE COMMONWEALTH OF MASSACHUSETTS

                            William Francis Galvin
                         Secretary of the Commonwealth

               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                            ARTICLES OF AMENDMENT        FEDERAL IDENTIFICATION
                                                           NO. 04-2464301
                    General Laws, Chapter 156B, Section 72


         We,       Samuel Altschuler                            ,President, and
                   Anthony J. Medaglia, Jr.                            Clerk of

                              ALTRON INCORPORATED
- --------------------------------------------------------------------------------
                             (Name of Corporation)

located at    One Jewel Drive, Wilmington, Massachusetts
           ---------------------------------------------------------------------
                    (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles

NUMBERED:  3
         -----------------------------------------------------------------------
       (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

were duly adopted at a meeting held on March 31, 1995, by vote of:

6,797,596 shares of Common Stock            out of 8,423,588 shares outstanding,
- ---------           -----------------------        ---------
                    type, class & series, (if any)

   -0-    shares of Preferred Stock         out of    -0-    shares outstanding,
- ---------           -----------------------        ---------
                   type, class & series, (if any)

CROSS OUT     being at least a majority of each class outstanding and
INAPPLICABLE  entitled to vote thereon:/1/
CLAUSE        [clause crossed out]/2/

/1/For amendments adopted pursuant to Chapter 156B, Section 70.
/2/For amendments adopted pursuant to Chapter 156B, Section 71.
NOTE: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    WITHOUT PAR VALUE STOCKS           WITH PAR VALUE STOCKS

    TYPE      NUMBER OF SHARES         TYPE      NUMBER OF SHARES   PAR VALUE
COMMON              N/A                COMMON       10,000,000        $ .05

PREFERRED           N/A                PREFERRED     1,000,000        $1.00

CHANGE the total authorized to:

    WITHOUT PAR VALUE STOCKS           WITH PAR VALUE STOCKS

    TYPE      NUMBER OF SHARES         TYPE      NUMBER OF SHARES   PAR VALUE
COMMON              N/A                COMMON       30,000,000        $ .05

PREFERRED           N/A                PREFERRED     1,000,000        $1.00

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE: ______________________________________________________________

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 31st day of March, in the year 1995.


/s/Samuel Altschuler                                                 President
- --------------------------------------------------------------------

/s/Anthony J. Medaglia, Jr.                                             Clerk
- --------------------------------------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                   (General Laws, Chapter 156B, Section 72)


              __________________________________________________

                     I hereby approve the within articles of amendment and, the filing fee in the amount of $20,000 having been paid, said articles are deemed to have been filed with me this 31st day of March, 1995.



                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth



                        TO BE FILLED IN BY CORPORATION

                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

                   To:    Shannon D. Whisenant
                         --------------------------------------

                          Hutchins, Wheeler & Dittmar
                         --------------------------------------

                          101 Federal Street, Boston, MA  02110
                         --------------------------------------

                         Telephone :  (617) 951-6600
                                    ---------------------------



9787W